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                                  EXHIBIT 10.3

                                  STARTEK, INC.
                          DIRECTORS' STOCK OPTION PLAN


     This Directors' Stock Option Plan ("Plan") is adopted effective as of January 27, 1997, by StarTek, Inc., a Delaware corporation (the "Company").

     1. PURPOSE. The Company desires to establish the Plan for the purpose of encouraging Non-Employee Directors to continue with and promote the success of the Company by permitting them to acquire a proprietary interest in the Company through automatic grants of nonqualified stock options.

     2.   DEFINITIONS.

          2.1 "Board" or "Board of Directors" means the board of directors of the Company.

          2.2 "Cause" means, as determined in the sole discretion of the Board, a Participant's (a) commission of a felony; (b) dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as a Director; (d) unauthorized use of trade secrets or confidential information; or (e) aiding a competitor of the Company or any Subsidiary.

          2.3 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

          2.4 "Common Stock" means the common stock of the Company, $0.01 par value.

          2.5 "Company" means StarTek, Inc., a Delaware corporation, and any successor thereto.

          2.6  "Director" means a member of the Board.

          2.7 "Exchange Act" means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

          2.8  "Fair Market Value" means for the relevant day:

               (a) If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price, regular way, on the composite tape of that exchange on the day Fair Market Value is to be determined;

               (b) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in subparagraph (a) above, and if sales prices for shares of Common Stock are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. National Market System

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("NASDAQ System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported; if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

               (c) If trading of the Common Stock is not reported by the NASDAQ System or on a stock exchange, Fair Market Value will be determined by the Board in its discretion based upon the best available data.

          2.9 "Non-Employee Director" means a Director who satisfies the definitional requirements for a "Non-Employee Director" as set forth in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act, as it exists now or from time to time may hereafter be amended.

          2.10 "Option" means the right of a Participant to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

          2.11 "Option Date" means the date upon which an Option is granted to a Participant under the Plan under paragraph 5 below.

          2.12 "Option Price" means the price per share at which an Option may be exercised.

          2.13 "Participant" means an individual Non-Employee Director who satisfies the requirements of paragraph 3 below for the grant of an Option.

          2.14 "Plan" means the StarTek, Inc. Directors' Stock Option Plan, as set forth herein and as from time to time amended.

          2.15 "Securities Act" means the Securities Act of 1933, as it exists now or from time to time may hereafter be amended.

          2.16 "Subsidiary" means any corporation or other entity which is a subsidiary of the Company as defined in Section 424(f) of the Code.

     3. ELIGIBILITY AND PARTICIPATION. In order to become and continue as a Participant, a Non-Employee Director must satisfy all of the following as of each Option Date:

          (a) The Non-Employee Director must have been elected to serve as a Director effective prior to the Option Date;

          (b) The Non-Employee Director must satisfy the definitional requirements for a Non-Employee Director as of such Option Date; and

          (c) The Non-Employee Director must have served on the Board continuously since the commencement of his or her term.

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     4.   COMMON STOCK SUBJECT TO THE PLAN.  Except as otherwise provided in paragraph 8 below, the aggregate number of shares of Common Stock that may be issued under Options under this Plan may not exceed 90,000 shares of Common Stock. If any awards hereunder shall terminate or expire, as to any number of shares, new Options may thereafter be awarded with respect to such shares.

     5. GRANT OF STOCK OPTIONS. Subject to the limitation in paragraph 4 above, each Participant shall be automatically granted an Option to acquire 10,000 shares of Common Stock effective upon the later of (i) his or her election as a Director or (ii) the closing of an initial public offering of the Common Stock. In addition, each Participant shall be automatically granted an Option to acquire 3,000 shares of Common Stock effective upon each date that the Participant is subsequently reelected as a Director at an annual meeting of the stockholders of the Company held each year after the Participant's initial election as a Director. Each Option shall be subject to the following express terms and conditions:

          (a) OPTION PERIOD. Options may be exercisable upon the grant thereof. Each Option will expire as of the earliest of:

               (i) the date on which the Participant's membership on the Board is terminated for Cause;

               (ii)  ten (10) years from the Option Date; or

               (iii) the date one (1) year after the Participant's death.

          (b) OPTION PRICE. Options granted effective as of the closing of an initial public offering shall have an exercise price equal to the offering price in such offering. Options granted thereafter shall have an exercise price equal to Fair Market Value of the Common Stock on the Option Date.

     6.   VESTING.  Each Option shall be fully vested on the Option Date.

     7. EXERCISE OF OPTIONS. To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Board, stating the number of shares as to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid (i) in cash, (ii) in shares of Common Stock having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price, or (iii) by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise.

     8. CHANGES IN CAPITAL STRUCTURE. If there is any change in the capital structure of the Company, the Board may, in

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its sole discretion, (i) determine that the aggregate number of shares of
Common Stock that may be issued under Options under this Plan and the number and kind of shares covered by and applicable Option Price with respect to any Options then outstanding hereunder are not subject to adjustment under this paragraph 8 as a result of such change in capital structure or (ii) make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, in the number and kind of shares covered thereby and in the applicable Option Price. The Board by resolution or resolutions shall set forth its determination regarding an adjustment or adjustments, if any, under this paragraph 8. For the purpose of this paragraph 8, a change in the capital structure of the Company includes, without limitation, any change resulting from a recapitalization, stock split, reverse stock split, stock dividend, consolidation, rights offering, spin-off, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

     9. NON-TRANSFERABILITY OF OPTIONS. The Options granted under the Plan are not transferable, voluntarily or involuntarily, other than by will or the laws of descent and distribution. During a Participant's lifetime, his Options may be exercised only by him.

     10. RIGHTS AS STOCKHOLDER. No Common Stock may be delivered upon the exercise of any Option until full payment has been made and all income tax withholding requirements thereon have been satisfied. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares.

     11. WITHHOLDING TAX. The Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of any Option until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such award in an amount sufficient to reimburse itself for the amount it is required to so withhold.

     12. NO RIGHT TO REELECTION. Participation in the Plan will not give any Participant a right to be reelected as a Director, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

     13. AMENDMENT OF THE PLAN. The Board may from time to time alter, amend, suspend or discontinue this Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulations applicable thereto, including any changes required to comply with the Exchange Act or any rules or

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regulations issued thereunder; provided, however, that no such action shall, without the approval of holders affected thereby, adversely affect the rights and obligations of such holders with respect to Options at any time outstanding under this Plan; provided further, that stockholder approval of any amendment shall be required if necessary for the Company to comply with the rules of any exchange or over the counter market.

     14. ADMINISTRATION. The Plan shall be administered by the Board. In addition to any other powers set forth in this Plan, the Board has the exclusive authority:

          (a) to construe and interpret the Plan, and to remedy any ambiguities or inconsistences therein;

          (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

          (c) subject to the express provisions of the Plan, to determine payment terms, payment method, and expiration date applicable to each Option;

          (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Options;

          (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the awards of Options granted thereunder as it may deem necessary or advisable; and

          (f) to determine the form in which tax withholding under paragraph 11 above will be made.

     15. TERMINATION OF PLAN. In the event of dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the issued and outstanding Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation or entity or upon the sale of Common Stock to another person or entity in one or a series of transactions with the result that such person or entity owns more than fifty percent (50%) of the issued and outstanding Common Stock immediately after such sale(s), the Plan and all Options outstanding under the Plan shall terminate on the effective date of the transaction (or, in the event of a tender offer resulting in the sale of fifty percent (50%) or more of the outstanding Common Stock (a "Tender Offer"), thirty (30) days after the final expiration of the Tender Offer). Any Options theretofore granted and outstanding under the Plan shall be exercisable in full at such time as the approval of the transaction by the Board, or the final expiration of any Tender Offer, and shall remain exercisable until

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the effective date of such transaction or thirty (30) days after the final expiration of the Tender Offer, whichever is applicable (unless the Option would otherwise expire by its own terms on an earlier date). The Company shall give each optionee written notice at least five (5) days prior to the effective date of any termination of the Plan as a result of a transaction described above in order to permit the optionee to exercise his Options prior to the effective date of termination. Any Option not exercised by the effective date of a transaction described above shall terminate on such date.

     16.  APPLICATION OF SECTION 16.  With respect to persons subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board.

     18. CONDITIONS UPON ISSUANCE OF SHARES. An Option shall not be exercisable, and a share of Common Stock shall not be issued pursuant to the exercise of an Option until such time as the Plan has been approved by the Stockholders of the Company and unless the exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     19.  RULES OF CONSTRUCTION.

          (a) GOVERNING LAW. The construction and operation of this Plan are governed by the laws of the State of Delaware.

          (b) UNDEFINED TERMS. Unless the context requires another meaning, any term not specifically defined in this Plan has the meaning given to it by the Code.

          (c) HEADINGS. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

          (d) GENDER. Unless clearly appropriate, all nouns of whatever gender refer indifferently to persons of any gender.

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          (e)  SINGULAR AND PLURAL.  Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

          (f) SEVERABILITY. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

     20. EFFECTIVE DATE. This Plan is effective as of the later of the date of its adoption by the Board, or the date it is approved by the stockholders of the Company, pursuant to paragraph 17 above.